                                                                      EXHIBIT 24

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Joseph Polizzotto and Jeffrey A. Welikson and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Lehman Brothers Holdings Inc., for the fiscal year ended November 30, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: As of February 28, 2001

              SIGNATURES                                           TITLE
              ----------                                           -----
       /s/ RICHARD S. FULD, JR.          Chief Executive Officer and Chairman of the Board of
    -------------------------------        Directors
         Richard S. Fuld, Jr.              (principal executive officer)

          /s/ DAVID GOLDFARB
    -------------------------------      Chief Financial Officer and Senior Vice President
            David Goldfarb                 (principal financial and accounting officer)

        /s/ MICHAEL L. AINSLIE
    -------------------------------      Director
          Michael L. Ainslie

           /s/ JOHN F. AKERS
    -------------------------------      Director
             John F. Akers

         /s/ ROGER S. BERLIND
    -------------------------------      Director
           Roger S. Berlind

       /s/ THOMAS H. CRUIKSHANK
    -------------------------------      Director
         Thomas H. Cruikshank

           /s/ HENRY KAUFMAN
    -------------------------------      Director
             Henry Kaufman

         /s/ JOHN D. MACOMBER
    -------------------------------      Director
           John D. Macomber

           /s/ DINA MERRILL
    -------------------------------      Director
             Dina Merrill